MORTGAGE NOTES PAYABLE, NET	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
MORTGAGE NOTES PAYABLE, NET
MORTGAGE NOTES PAYABLE, NET

	December 31, 2017					December 31, 2016
	Outstanding Face Amount	Carrying Value (A)	Maturity Date	Stated Interest Rate	Weighted Average Maturity (Years)	Outstanding Face Amount	Carrying Value (A)
Managed Properties
Fixed Rate	$563,526	$560,182	Aug 2019 - Sep 2025	3.65% to 4.93%	6.5	$604,749	$601,232
Floating Rate (B)	640,880	636,166	Oct 2020 - May 2022	1M LIBOR + 2.20% to 1M LIBOR + 2.70%	4.1	717,254	710,672
Triple Net Lease Properties
Fixed Rate (C)	669,656	660,646	Jan 2021 - Jan 2024	3.80% to 7.40%	4.3	683,137	667,579
Floating Rate	51,036	50,934	Apr 2018	3M LIBOR + 3.00%	0.3	151,634	150,904
Total	$1,925,098	$1,907,928			4.8	$2,156,774	$2,130,387

(A)	The totals are reported net of deferred financing costs of $17.2 million and $27.8 million as of December 31, 2017 and 2016, respectively.

(B)	All of these loans have LIBOR caps that range between 3.30% and 3.80% as of December 31, 2017.

(C)
Includes loans with an outstanding face amount of $336.8 million and $286.5 million, as of December 31, 2017, for which we bought down the interest rates to 4.00% and 3.80%, respectively, through January 2019. The interest rates will increase to 4.99% and 4.55%, respectively, thereafter.

We repaid $204.7 million and $13.7 million of debt during the years ended December 31, 2017 and 2016, respectively, associated with our property sales, and recognized a loss on extinguishment of debt of $3.9 million and $0.2 million, respectively, which represents exit fees and the write-off of related unamortized deferred financing costs.

In March 2015, we refinanced mortgage loans of $297.0 million and recognized a loss on extinguishment of debt of $5.1 million, which represents the write-off of related unamortized deferred financing costs, mortgage discounts, exit fees and other costs, as of the date of the refinancing.

The carrying value of the collateral relating to fixed rate and floating rate mortgages was $1.5 billion and $0.8 billion as of December 31, 2017 and $1.6 billion and $1.0 billion as of December 31, 2016, respectively.

Our mortgage notes payable have contractual maturities as follows:

	Principal Payments	Balloon Payments	Total
2018 (A)	$28,258	$50,740	$78,998
2019	28,862	95,345	124,207
2020	30,203	24,950	55,153
2021	29,050	311,518	340,568
2022	19,938	561,477	581,415
Thereafter	31,780	712,977	744,757
Total outstanding face amount	$168,091	$1,757,007	$1,925,098

(A)	In February 2018, we exercised an option to extend the balloon payment to April 2019. See Note 15 for additional information.

Our mortgage notes payable contain various customary financial and other covenants, in some cases including Debt Service Coverage Ratio and Project Yield, as defined in the agreements. We were in compliance with the covenants in our mortgage notes payable agreements as of December 31, 2017.

The fair values of mortgage notes payable as of December 31, 2017 and 2016 was $1.9 billion and $2.1 billion, respectively. Mortgage notes payable are not measured at fair value in the Consolidated Balance Sheets. The fair value of mortgage notes payable, classified as level 3 within the fair value hierarchy, is based on a discounted cash flow valuation model. Significant inputs in the model include amounts and timing of expected future cash flows and market yields which are constructed based on inputs implied from similar debt offerings.